UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2022

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 3, 2022, Albemarle Corporation (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the proposals listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 22, 2022. The voting results for each proposal are set forth below.

As of the record date for the Annual Meeting, March 8, 2022, there were 117,112,394 shares of common stock outstanding and entitled to vote, of which the holders of 100,389,289 shares of common stock were represented in person or by proxy at the Annual Meeting.

Proposal 1. Advisory vote on executive compensation. The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
84,749,281	4,160,548	392,001	11,087,459

Proposal 2. Election of directors. The shareholders elected all of the nominees for director to serve for a term expiring at the annual meeting of shareholders in 2022, by the votes set forth in the table below.

Nominees	Voted For	Voted Against	Abstain	Broker Non-Votes
Mary Lauren Brlas	86,657,457	2,571,004	73,369	11,087,459
Ralf H. Cramer	89,052,799	168,531	80,500	11,087,459
J. Kent Masters, Jr.	85,438,349	3,309,894	553,587	11,087,459
Glenda J. Minor	88,011,124	1,217,097	73,609	11,087,459
James J. O’Brien	85,929,121	2,241,255	1,131,454	11,087,459
Diarmuid B. O'Connell	87,952,060	1,273,140	76,630	11,087,459
Dean L. Seavers	84,976,641	4,250,788	74,401	11,087,459
Gerald A. Steiner	88,716,512	510,643	74,675	11,087,459
Holly A. Van Deursen	88,873,795	352,229	75,806	11,087,459
Alejandro D. Wolff	86,973,495	2,252,110	76,225	11,087,459

Proposal 3. Ratification of appointment of independent registered public accounting firm. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
95,690,201	4,592,523	106,565	N/A

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date:	May 4, 2022	By:	/s/ Karen G. Narwold
Karen G. Narwold
Executive Vice President, Chief Administrative Officer and General Counsel